                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549




                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  November 8, 1995
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                    Noise Cancellation Technologies, Inc.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in Charter)


      Delaware                         0-18267                     59-2501025
------------------                  ---------------               --------------
(State or other juris-              (Commission                   (IRS Employer
diction of incorporation)           File Number)                  Identification
                                                                  Number)


1015 West Nursery Road, Linthicum, Maryland                          21090
-------------------------------------------                       -------------
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number including area code:          (410) 636-8700


                                    None
--------------------------------------------------------------------------------
         (Former name or former address, if changes since last report)

Item 5.  Other Events.

      The following transactions were reported previously in Note 7 -- Subsequent Events -- of the notes to the condensed consolidated financial statements (unaudited) in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995 (the "Third Quarter 10-Q").

      On November 8, 1995 the Company entered into a stock purchase agreement for the sale of 4.8 million shares of its common stock in a private placement to a foreign investor in consideration for $3.3 million in net proceeds to the Company. The closing of the transaction occurred on November 14, 1995. The purchaser of the common stock is subject to certain resale and transfer restrictions including those under Regulation S of the United States Securities Act of 1933, as amended.

      On November 15, 1995, the Company and Walker Manufacturing Company ("Walker") executed a series of related agreements (the "Restructuring Agreements") and concluded previously noted negotiations with Tenneco Automotive and Walker regarding the Company's commitment to help fund $4.0 million of product and technology development work and the transfer of the Company's 50% interest in Walker Noise Cancellation Technologies ("WNCT") to Walker. The Restructuring Agreements provide for the transfer of the Company's interest in WNCT to Walker, the elimination of the Company's previously expensed obligation to fund the remaining $2.4 million of product and technology development work noted above, the transfer to Walker of certain Company owned tangible assets related to the business of WNCT, the expansion of certain existing technology licenses and the Company's performance of certain research and development activities for Walker at Walker's expense as to future activities. In consideration for the above, Walker paid the Company $0.3 million, delivered to the Company 1,110,083 shares of the Company's common stock which Tenneco Automotive had purchased from the Company in December 1993, and has undertaken to pay the Company certain royalties from the exploitation of the intellectual property rights granted to Walker under the expansion of existing technology licenses.

      Other than certain future Walker-funded research and development activities noted above, the Company has no current plans, obligation or intention to provide additional funding to WNCT.

      The following are condensed consolidated balance sheets (unaudited) of the Company and its subsidiaries as of September 30, 1995, as previously filed in the Third Quarter 10-Q, and as of November 30, 1995, reflecting the transactions noted above. The presentation in the balance sheet as of November 30, 1995, is consistent with the presentation in the balance sheet as of September 30, 1995. In the opinion of management, all adjustments (consisting of normal recurring accruals and certain adjustments to reserves and allowances) considered necessary for a fair presentation have been included. This balance sheet should be read in conjunction with the condensed consolidated financial statements (unaudited) and the notes thereto contained in the Third Quarter 10-Q. For further information, refer to the consolidated financial statements and the notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 1994.

NOISE CANCELLATION TECHNOLOGIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

                                                                                    (Thousands of
                                                                                      dollars)
                                                                                -------------------
                                                                          September 30,          November 30,
                                                                               1995                 1995
                                                                          ------------           -----------
ASSETS:
Current Assets:
  Cash and cash equivalents                                              $      237             $   2,682
  Short-term investments                                                         18                  --
  Accounts receivable:
   Trade:
     Technology licensing fees                                                   --                  --
     Joint Ventures and affiliates                                              764                   200
     Other                                                                      984                   937
   Unbilled                                                                     313                   351
   Allowance for doubtful accounts                                           (1,168)                 (863)
                                                                          ---------              --------
      Total accounts receivable                                          $      893             $     625
  Inventories, net of reserves                                                2,105                 1,836
  Other current assets                                                          150                   217
                                                                          ---------              --------
      Total current assets                                               $    3,403             $   5,360
Property and equipment, net                                                   3,251                 2,823
Patent rights and other intangibles, net                                      2,299                 2,234
Other assets                                                                    294                   294
                                                                          ---------              --------
                                                                         $    9,247             $  10,711
                                                                          =========              ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable                                                       $    2,283             $   1,990
  Accrued expenses                                                              488                   737
  Losses in excess of investments in joint ventures                           1,420                   --
  Accrued payroll, taxes and related expenses                                   348                   339
  Customers' advances                                                            55                    50
                                                                         ----------              --------
      Total current liabilities                                          $    4,595             $   3,116
                                                                          ---------              --------
Losses in excess of investment in joint ventures                         $    1,038             $     --
                                                                          ---------              --------
Commitments and contingencies

STOCKHOLDERS' EQUITY
Common stock, $.01 par value, 100,000,000 shares authorized; issued and outstanding 89,136,901 and 92,826,818 shares,
   respectively                                                          $      891             $     928
Additional paid-in-capital                                                   76,205                78,717
Accumulated deficit                                                         (73,582)              (72,147)
Cumulative translation adjustment                                               171                   167
Expenses to be paid with common stock                                           (70)                  (70)
                                                                          ---------             ---------

   Total stockholders' equity                                            $    3,615            $    7,595
                                                                          ---------             ---------
                                                                         $    9,247            $   10,711
                                                                          =========             =========

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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NOISE CANCELLATION TECHNOLOGIES, INC.


                                    By:    /s/ Stephen J. Fogarty
                                       ----------------------------------
                                          Senior Vice President and
                                          Chief Financial Officer

Dated:  December 19, 1995